UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 31, 2006
Integrity Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	333-95335	58-2508612

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11140 State Bridge Road, Alpharetta, Georgia 30022
(Address of Principal Executive Offices, including Zip Code)
(770) 777-0324
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.
     On February 3, 2006 Integrity Bancshares, Inc. issued a press release announcing the promotion of Suzanne Long to the position of Senior Vice President and Chief Financial Officer of Integrity Bancshares and its banking subsidiary Integrity Bank. The promotion was effective as of January 31, 2006.
     Ms. Long, 46, joined Integrity Bancshares and Integrity Bank as the VP of Finance in 2005. Prior to that, she had served for 10 years as Vice President and Controller for Summit Bank in Atlanta, Georgia.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press Release of Registrant, dated February 3, 2006

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 3, 2006	INTEGRITY BANCSHARES, INC.
	By:	/s/ Steven M. Skow
Steven M. Skow
Chief Executive Officer

Exhibit Index

Exhibit
Number	Description of Document

99.1	Press Release of Registrant, dated February 3, 2006